Fees Summary	Oct. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 142,860,000
Previously Paid Amount	0
Total Fee Amount	19,728.97
Total Offset Amount	0
Net Fee	$ 19,728.97